VANGUARD INTERNATIONAL VALUE FUND
                Supplement to the Prospectus Dated April 30, 1998

Effective December 9, 1998, Wilson Phillips assumed sole day-to-day responsibility for managing the Fund's investments. Previously, Mr. Phillips managed the Fund jointly with Robin Apps. Both Mr. Phillips and Mr. Apps are still associated with Phillips & Drew (formerly known as UBS International Investment London Limited), the Fund's investment adviser. The Fund's investment objective, policies, and limitations are not affected by this personnel change.



                                                                PS46N-12/23/1998